UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2019 (January 17, 2019)

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On November 27, 2018, FB Financial Corporation (the “Company”) announced the resignation of Stuart C. McWhorter from the Company’s board of directors (the “Board”) effective as of January 18, 2019. For more information regarding Mr. McWhorter’s resignation, see the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2018.

On January 17, 2018, the Board elected Raja J. Jubran to fill the vacancy created by Mr. McWhorter’s resignation and to serve as a member of the Board, effective January 18, 2019, until the election and qualification of his successor or until his earlier death, resignation, or removal.

Mr. Jubran, age 61, founded Denark Construction, Inc., a construction services company, in 1985 and has served as its Chief Executive Officer from founding to the present. Mr. Jubran was formerly a member of the Board of Directors of Clayton HC, Inc., the principal owner of Clayton Bank and Trust and American City Bank, banks acquired by the Company in 2017. From 2012 to 2018, Mr. Jubran served as the Vice Chairman of the Board of Trustees for the University of Tennessee, and, in that role, acted as Chairman of the Executive and Compensation Committees and as an ex officio member of all other board committees.

As of the date of this current report on Form 8-K (this “Report”), the Board has not appointed Mr. Jubran to any committees of the Board, though the Company undertakes to amend this Report if Mr. Jubran is subsequently appointed to any such committees. There are no family relationships between Mr. Jubran and any director, executive officer or person nominated or chosen by the Board to become a director or executive officer of the Company, and there were no arrangements or understandings between Mr. Jubran and any other person pursuant to which he was elected as a director. In addition, there are no transactions involving Mr. Jubran and the Company that require disclosure under Item 404(a) of Regulation S-K.

In his capacity as a director, Mr. Jubran will receive compensation that is consistent with the compensation received by the other members of the Board. A description of the compensation payable to members of the Board is set forth under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the SEC on April 17, 2018 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ James R. Gordon
James R. Gordon Chief Financial Officer and Secretary

Date:    January 24, 2019